Exhibit 10.3

Execution Version

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT PURSUANT TO THIS SECURITY AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE “PARI PASSU INTERCREDITOR AGREEMENT” (AS DEFINED IN THE CREDIT AGREEMENT REFERRED TO BELOW).  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE PARI PASSU INTERCREDITOR AGREEMENT AND THIS SECURITY AGREEMENT, THE TERMS OF THE PARI PASSU INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL; PROVIDED HOWEVER, THE CREDIT AGREEMENT (AS DEFINED BELOW) AND THIS SECURITY AGREEMENT SHALL GOVERN AND CONTROL THE RIGHTS, POWERS, PROTECTIONS, IMMUNITIES, AND INDEMNITIES OF THE COLLATERAL AGENT.

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended or modified from time to time, the “Security Agreement”) is entered into as of February 11, 2021 by and among Turning Point Brands, Inc., a Delaware corporation (the “Company”), the other parties named on the signature pages hereto (together with the Company, the “Grantors”, and each a “Grantor”), and Barclays Bank PLC, in its capacity as collateral agent (the “Collateral Agent”) for the Lenders and L/C Issuers party to the Credit Agreement referred to below.

PRELIMINARY STATEMENT

The Grantors, Barclays Bank PLC, in its capacity as the administrative agent (the “Administrative Agent”), the Collateral Agent, the Lenders and the L/C Issuers are entering into a Credit Agreement dated as of February 11, 2021 (as it may be amended or modified from time to time, the “Credit Agreement”).  Each Grantor is entering into this Security Agreement in order to induce the Lenders and L/C Issuers to enter into and extend credit to the Borrowers under the Credit Agreement and to secure the Secured Obligations that it has agreed to guarantee pursuant to the Guarantee Agreement.

ACCORDINGLY, the Grantors and the Collateral Agent, on behalf of the Lenders and the L/C Issuers, hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1.      Terms Defined in Credit Agreement.  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2.        Terms Defined in UCC.  Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC (and if defined in more than one article of the UCC shall have the meaning specified in Article 9 thereof).

1.3.       Definitions of Certain Terms Used Herein.  As used in this Security Agreement, in addition to the terms defined in the first paragraph hereof and in the Preliminary Statement, the following terms shall have the following meanings:

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Assigned Contracts” means, collectively, all of the Grantors’ rights and remedies under, and all moneys and claims for money due or to become due to any Grantor under all contracts and other agreements between any Grantor and any party other than the Collateral Agent or any Lender and all amendments, supplements, extensions, and renewals thereof including all rights and claims of such Grantor now or hereafter existing:  (a) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (b) for any damages arising out of or for breach or default under or in connection with any of the foregoing agreements; (c) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (d) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

“Collateral” shall have the meaning set forth in Article II.

“Commercial Tort Claims” means “commercial tort claims” as defined in Article 9 of the UCC and shall include, without limitation, the existing commercial tort claims of each Grantor now or hereafter set forth in Exhibit C attached hereto, as amended or supplemented to reflect such additional Commercial Tort Claims.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all U.S. copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights in any of the foregoing throughout the world.

“Excluded Swap Obligation” means, with respect to any Guarantor, (x) as it relates to all or a portion of the Guarantee of such Guarantor, any Hedging Obligation if, and to the extent that, such Hedging Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor becomes effective with respect to such Hedging Obligation or (y) as it relates to all or a portion of the grant by such Guarantor of a security interest, any Hedging Obligation if, and to the extent that, such Hedging Obligation (or such security interest in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the security interest of such Guarantor becomes effective with respect to such Hedging Obligation.  If a Hedging Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedging Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.  References to any Exhibit shall mean such Exhibit as amended, supplemented or otherwise modified from time to time.

“Licenses” means, with respect to any Person, (a) any and all licensing agreements or arrangements granting rights in and to its Patents, Copyrights, or Trademarks, (b) all of such Person’s right, title, and interest in and to all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to:  (a) any and all U.S. patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisionals, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights in any of the foregoing throughout the world.

“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Grantors, whether or not physically delivered to the Collateral Agent pursuant to this Security Agreement, but excluding any Excluded Assets.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Secured Obligations” means the Obligations.

 “Stock Rights” means all dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all U.S. trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights in any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Collateral Agent’s or any Lender’s Lien on any Collateral.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II
GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, assigns and grants to the Collateral Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and regardless of where located (all of which will be collectively referred to as the “Collateral”), including:

(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all Copyrights, Patents, Trademarks and Licenses;

(iv)	all Documents;

(v)	all Equipment;

(vi)	all Fixtures;

(vii)	all General Intangibles;

(viii)	all Goods;

(ix)	all Instruments;

(x)	all Inventory;

(xi)	all Investment Property;

(xii)	all cash or cash equivalents;

(xiii)	all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiv)	all Deposit Accounts with any bank or other financial institution;

(xv)	all Commercial Tort Claims;

(xvi)	all securities accounts with any financial institution or securities intermediary;

(xvii)	all Assigned Contracts; and

(xviii)
all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any Excluded Assets.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to the Collateral Agent and the Lenders that:

3.1.        Title, Perfection and Priority.  Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Permitted Liens, and has full power and authority to grant to the Collateral Agent the security interest in the Collateral pursuant hereto.  When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit F, the Collateral Agent will have a fully perfected first priority security interest in that Collateral of the Grantor in which a security interest may be perfected by filing, subject only to Permitted Liens.

3.2.        Type and Jurisdiction of Organization, Organizational and Identification Numbers.  The type of entity of such Grantor, its state or other jurisdiction of organization, the organizational number issued to it by its state or other jurisdiction of organization and its federal employer identification number are set forth on Exhibit A.

3.3.        Principal Location.  Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A.

3.4.        Exact Names.  Such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization.

3.5.         [Reserved].

3.6.        Deposit Accounts and Securities Accounts.  All of such Grantor’s Deposit Accounts and Securities Accounts are listed on Exhibit B.

3.7.         Intellectual Property.  Such Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright, except as set forth in Exhibit D.

3.8.         Filing Requirements.  As of the date hereof, none of the Collateral owned by it with a value exceeding $5,000,000 for any individual item of Collateral is of a type for which security interests or liens may be perfected by filing under any federal statute except for Patents, Trademarks and Copyrights held by such Grantor and described in Exhibit D.

3.9.        No Financing Statements, Security Agreements.  No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except for financing statements or security agreements (a) naming the Collateral Agent on behalf of the Secured Parties and (b) as otherwise permitted under the Loan Documents.

3.10.       Pledged Collateral.

(a)         Exhibit E sets forth a complete and accurate list of all Pledged Collateral owned by such Grantor as of the date hereof.  Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit E as being owned by it, free and clear of any Liens, except for the security interest granted to the Collateral Agent for the benefit of the Secured Parties hereunder and Permitted Liens.  Such Grantor further represents and warrants that all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non‑assessable.

(b)          In addition, (i) none of the Pledged Collateral owned by it has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) no options, warrants, calls or commitments of any character whatsoever (A) exist relating to such Pledged Collateral or (B) obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice to or filing with, any Governmental Authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Security Agreement, or for the exercise by the Collateral Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(c)          Except as set forth in Exhibit E, such Grantor owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral owned by it.

ARTICLE IV
COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each Grantor agrees that:

4.1.         General.

(a)          Collateral Records.  Such Grantor shall maintain complete and accurate (in all material respects) books and records with respect to the Collateral owned by it, and furnish to the Collateral Agent, such reports relating to such Collateral as the Collateral Agent shall from time to time request.

(b)        Authorization to File Financing Statements; Ratification.  Such Grantor hereby authorizes the Collateral Agent to file all financing statements and other documents as may from time to time be reasonably required by the Collateral Agent in order to maintain a perfected security interest in the Collateral owned by such Grantor with the priority required by the Credit Agreement.  Any financing statement so authorized may be filed in any filing office in any UCC jurisdiction and may (i) indicate such Grantor’s Collateral (1) as all assets of the Grantor or words of similar effect, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor.  Such Grantor also agrees to furnish any such information described in the foregoing sentence to the Collateral Agent promptly upon request.  Such Grantor also ratifies its authorization for the Collateral Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.  Notwithstanding the foregoing authorizations, each Grantor agrees to prepare, record and file, at its own expense, financing statements (and amendments or continuation statements when applicable) with respect to Collateral now existing or hereafter created meeting the requirements of the applicable state law in such manner and in such jurisdictions are necessary to prefect and maintain a perfected Lien in the Collateral, and to timely deliver a file-stamped copy of each filed financing statement or other evidence of filing to the Collateral Agent.  Notwithstanding anything herein to the contrary, the Collateral Agent shall have no responsibility for preparing, recording, filing, re-recording, or re-filing any financing statement, perfection statement, continuation statement or other instrument in any public office or for otherwise ensuring the perfection or maintenance of any security interest granted pursuant to this Security Agreement, the Credit Agreement or any Loan Document.

(c)         Other Financing Statements.  Such Grantor shall not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except for financing statements (i) naming the Collateral Agent on behalf of the Secured Parties as the secured party, and (ii) in respect to Permitted Liens.  Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed by the Collateral Agent without the prior written consent of the Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

4.2.         Delivery of Instruments, Securities, Chattel Paper and Documents.  Each Grantor shall (a) deliver to the Collateral Agent immediately upon execution of this Security Agreement and from time-to-time as required herein the originals of all Securities and Instruments constituting Collateral owned by it (if any then exist) with a value in excess of $5,000,000 individually, (b) hold in trust for the Collateral Agent upon receipt and upon request deliver to the Collateral Agent any other Securities and Instruments constituting Collateral and (c) upon the Collateral Agent’s request, deliver to the Collateral Agent (and thereafter hold in trust for the Collateral Agent upon receipt and immediately deliver to the Collateral Agent) any Document evidencing or constituting Collateral.  Such Grantor hereby authorizes the Collateral Agent to attach each Amendment to this Security Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral.

4.3.         Pledged Collateral.

(a)          Exercise of Rights in Pledged Collateral.

(i)         Without in any way limiting the foregoing and subject to clause (ii) below, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document.

(ii)         Such Grantor shall permit the Collateral Agent or its nominee at any time during the continuation of an Event of Default, after prior written notice to any Grantor, to exercise all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting such Pledged Collateral as if it were the absolute owner thereof.

(iii)        Unless an Event of Default under the Credit Agreement has occurred and is ongoing, such Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Credit Agreement.

4.4.        Uncertificated Pledged Collateral.  Such Grantor shall permit the Collateral Agent from time to time to direct the appropriate issuers of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Collateral Agent granted pursuant to this Security Agreement.

4.5.         Intellectual Property.

(a)         Such Grantor shall take all actions necessary and appropriate to maintain and pursue each material application, to obtain the relevant registration and to maintain the registration of each of its material Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of non-contestability and opposition and interference and cancellation proceedings, except to the extent the failure to so is not prohibited by the Credit Agreement.

(b)         Such Grantor shall, unless it reasonably determines that such Patent, Trademark or Copyright is not material to the conduct of its business or operations, promptly enforce its rights in any such material Patent, Trademark or Copyright, including suing for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions where the Grantor, in the exercise of its reasonable business judgment, determines that such action is appropriate, or if during the existence of an Event of Default, as the Collateral Agent shall deem appropriate  under the circumstances to protect such material Patent, Trademark or Copyright.

4.6.       Commercial Tort Claims.  Such Grantor shall promptly, and in any event within 30 days after a Commercial Tort Claim exceeding $5,000,000 is filed in a court of competent jurisdiction, notify the Collateral Agent and, unless the Collateral Agent otherwise consents, such Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit G hereto, granting to Collateral Agent a first priority security interest in such Commercial Tort Claim and in the proceeds thereof, and amending and supplementing Exhibit C.

4.7.       Federal, State or Municipal Claims.  Such Grantor shall promptly notify the Collateral Agent of any Collateral which constitutes a claim in excess of $5,000,000 against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

4.8.        No Interference.  Such Grantor agrees that it shall not interfere with any right, power and remedy of the Collateral Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Collateral Agent of any one or more of such rights, powers or remedies.

4.9.        Change of Name or Location.  Such Grantor shall notify the Collateral Agent in writing within 30 days of each of the following (a) a change of its name as it appears in official filings in the state or jurisdiction of its incorporation or organization, (b) a change of its chief executive office, (c) a change of the type of entity that it is or (d) a change of its state or jurisdiction of incorporation or organization, in each case, and shall take any action necessary and appropriate in connection therewith (including any action to continue the perfection of any Liens in favor of the Collateral Agent, on behalf of Secured Parties, in any Collateral).

ARTICLE V
EVENTS OF DEFAULT AND REMEDIES

5.1.         Remedies.

(a)          Upon the occurrence of an Event of Default which is continuing, the Collateral Agent may, and at the written request of the Required Lenders shall, exercise any or all of the following rights and remedies:

(i)          those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.1 shall not be understood to limit any rights or remedies available to the Collateral Agent and the Secured Parties prior to an Event of Default;

(ii)         those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii)        without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Collateral Agent may deem commercially reasonable; and

(iv)        concurrently upon written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Collateral Agent was the outright owner thereof.

(b)          The Collateral Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance shall not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)         The Collateral Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Collateral Agent and the Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

(d)          Until the Collateral Agent is able to effect a sale, lease, or other disposition of Collateral, the Collateral Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent.  The Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Collateral Agent’s remedies (for the benefit of the Collateral Agent and Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e)          Notwithstanding the foregoing, neither the Collateral Agent nor the Lenders shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f)          Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above.  Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so. The Collateral Agent shall incur no liability as a result of the sale (whether public or private) of the Collateral or any part thereof at any sale pursuant to this Agreement conducted in a commercially reasonable manner.  Each of the Grantors and Secured Parties hereby waive any claims against the Collateral Agent arising by reason of the fact that the price at which the Collateral may have been sold at such sale (whether public or private) was less than the price that might have been obtained otherwise, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree, so long as such sale is conducted in a commercially reasonable manner.  Each of the Grantors and Secured Parties hereby agree that in respect of any sale of any of the Collateral pursuant to the terms hereof, Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable laws, or in order to obtain any required approval of the sale or of the purchaser by any governmental authority or official, and the Grantors and Secured Parties further agree that such compliance shall not, in and of itself, result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable or accountable to the Grantors or Secured Parties for any discount allowed by reason of the fact that the Collateral or any part thereof is sold in compliance with any such limitation or restriction.

5.2.         Grantor’s Obligations Upon Event of Default.  Upon the request of the Collateral Agent after the occurrence of an Event of Default which is continuing, each Grantor shall:

(a)          assemble and make available to the Collateral Agent the Collateral and all books and records relating thereto at any place or places specified by the Collateral Agent, whether at a Grantor’s premises or elsewhere;

(b)         permit the Collateral Agent, by the Collateral Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy;

(c)        prepare and file, or cause an issuer of Pledged Collateral to prepare and file, with the Securities and Exchange Commission or any other applicable government agency, registration statements, a prospectus and such other documentation in connection with the Pledged Collateral as the Collateral Agent may request, all in form and substance satisfactory to the Collateral Agent, and furnish to the Collateral Agent, or cause an issuer of Pledged Collateral to furnish to the Collateral Agent, any information regarding the Pledged Collateral in such detail as the Collateral Agent may specify; and

(d)          take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Collateral Agent to consummate a public sale or other disposition of the Pledged Collateral.

5.3.        Grant of Intellectual Property License.  For the purpose of enabling the Collateral Agent to exercise the rights and remedies under this Article V solely during such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Collateral Agent, to the extent that it has the right to do so and subject to any pre-existing rights of third parties, for the benefit of the Secured Parties, an irrevocable, assignable nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any intellectual property rights now owned or hereafter owned or licensed by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, for the avoidance of doubt solely to the extent necessary or advisable (as determined in the Collateral Agent’s reasonable discretion) for the Collateral Agent to exercise the rights and remedies under this Article V and (b) irrevocably agrees that the Collateral Agent may sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased the Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Collateral Agent’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Collateral Agent may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein, provided in each of the foregoing grants that, with respect to Trademarks, such Grantor shall have such rights of quality control solely as are necessary under applicable law to maintain the validity and enforceability of such Trademarks.

ARTICLE VI
ATTORNEY IN FACT; PROXY

6.1.         Authorization for Collateral Agent to Take Certain Action.

(a)          Each Grantor irrevocably authorizes the Collateral Agent at any time and from time to time as necessary and appropriate (in the discretion of the Collateral Agent) and appoints the Collateral Agent as its attorney in fact (i) to file financing statements necessary or desirable in the Collateral Agent’s reasonable discretion to perfect and to maintain the perfection and priority of the Collateral Agent’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file any financing statement with respect to the Collateral and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Collateral Agent in its reasonable discretion deems necessary and appropriate to perfect and to maintain the perfection and priority of the Collateral Agent’s security interest in the Collateral, (iv) to apply the proceeds of any Collateral received by the Collateral Agent to the Secured Obligations as provided in Section 6.4, (v) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens that are permitted by the Loan Documents), (vi) to contact Account Debtors for any reason, (vii) to demand payment or enforce payment of the Receivables in the name of the Collateral Agent or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (viii) to sign such Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (ix) to exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (x) to settle, adjust, compromise, extend or renew the Receivables, (xi) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xii) to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiii) to prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xiv) to change the address for delivery of mail addressed to such Grantor to such address as the Collateral Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xv) to do all other acts and things reasonably necessary to carry out this Security Agreement; provided that, this authorization shall not relieve such Grantor of any of its Secured Obligations under this Security Agreement or under the Credit Agreement.

(b)          The powers conferred on the Collateral Agent, for the benefit of Secured Parties, under this Section 6.1 are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers.  The Collateral Agent agrees that, except for the powers granted in Section 6.1(a)(i) and (iii), it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing.

6.2.   Proxy.  EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE COLLATERAL AGENT AS ITS PROXY AND ATTORNEY‑IN‑FACT (AS SET FORTH IN SECTION 6.1 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE ANY OF THE PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO.  IN ADDITION TO THE RIGHT TO VOTE ANY OF THE PLEDGED COLLATERAL, THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF ANY OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS).  SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY OF THE PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), DURING THE CONTINUATION OF AN EVENT OF DEFAULT.

6.3.        Nature of Appointment; Limitation of Duty.  THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.13. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE COLLATERAL AGENT, NOR ANY SECURED PARTY, NOR ANY OF THEIR RESPECTIVE AFFILIATES, NOR ANY OF THEIR OR THEIR AFFILIATES’ RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

6.4.      Application of Proceeds.  Subject to the provisions of the Intercreditor Agreement, at such intervals as may be mutually agreed in writing upon by the Company and the Collateral Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Collateral Agent’s election, the Collateral Agent may, notwithstanding the provisions of Section 2.05 of the Credit Agreement, apply all or any part of the net proceeds of the Collateral realized through the exercise by the Collateral Agent of its remedies hereunder and any proceeds of the guarantee set forth in the Guarantee Agreement, in payment of the Secured Obligations in the following order:

first, to payment of that portion of the Obligations constituting fees, expenses and other amounts payable to the Administrative Agent and the Collateral Agent in their capacities as such;

second, to payment of that portion of the Obligations constituting fees and other amounts payable to the Lenders and the L/C Issuers (including fees and charges for attorneys who may be employees of any Lender or L/C Issuers) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause second payable to them;

third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees, interest on the Loans, L/C Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause third payable to them;

fourth, to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Section 2.05(b) of the Credit Agreement and to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and Obligations then owing under Secured Hedge Agreements (other than Excluded Swap Obligations) and Secured Cash Management Agreements, ratably among the Lenders, the L/C Issuers, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause fourth payable by them; and

last, the balance, if any, after payment in full of all Obligations to the Borrower or as otherwise required by law.

ARTICLE VII
[RESERVED]

ARTICLE VIII
GENERAL PROVISIONS

8.1.        Waivers.  Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made.  To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Section 10.02 of the Credit Agreement, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made.  To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Collateral Agent or any Secured Parties arising out of the repossession, retention or sale of the Collateral.  To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Agent or any Secured Parties, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.  Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

8.2.       Limitation on Collateral Agent’s and Secured Parties’ Duty with Respect to the Collateral.  The Collateral Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale.  The Collateral Agent and each Secured Party shall comply with the standard of care set forth herein with respect to the Collateral in its possession or under its control.  To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Collateral Agent (i) to fail to incur expenses deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral.  Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would be commercially reasonable in the Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2.  Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.

8.3.        Compromises and Collection of Collateral.  The Grantors and the Collateral Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable.  In view of the foregoing, each Grantor agrees that the Collateral Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Collateral Agent in its sole discretion may determine or abandon any Receivable, and any such action by the Collateral Agent shall be commercially reasonable so long as the Collateral Agent acts in good faith based on information known to it at the time it takes any such action.

8.4.        Performance of Debtor Obligations.  Without having any obligation to do so, the Collateral Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Collateral Agent for any amounts paid by the Collateral Agent pursuant to this Section 8.4.  The Grantors’ obligation to reimburse the Collateral Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

8.5.        Specific Performance of Certain Covenants.  Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 5.3 or 8.7 will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Collateral Agent or the Secured Parties to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

8.6.       Dispositions Not Authorized.  No Grantor is authorized to sell or otherwise dispose of the Collateral to the extent prohibited herein, the Credit Agreement or in any other Security Document.

8.7.        No Waiver; Amendments; Cumulative Remedies.  No delay or omission of the Collateral Agent or any Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.  No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Collateral Agent under Section 10.01 of the Credit Agreement and then only to the extent in such writing specifically set forth.  All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Collateral Agent and the Secured Parties until the Secured Obligations have been paid in full.

8.8.       Limitation by Law; Severability of Provisions.  All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of applicable law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part.  Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

8.9.       Reinstatement.  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

8.10.      Benefit of Agreement.  The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Collateral Agent and the Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Collateral Agent.  No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, hereunder.

8.11.      Survival of Representations.  All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

8.12.      Headings.  The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.13.      Termination.  This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations (other than contingent indemnity obligations for which no claim has been made) have been indefeasibly paid and performed in full and no commitments of the Secured Parties which would give rise to any Secured Obligations are outstanding.

8.14.      Entire Agreement.  This Security Agreement and the other Loan Documents embody the entire agreement and understanding between the Grantors and the Collateral Agent relating to the Collateral and supersede all prior agreements and understandings between the Grantors and the Collateral Agent relating to the Collateral.

8.15.      CHOICE OF LAW.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.16.    CONSENT TO JURISDICTION.  EACH PARTY TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE NON‑EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

8.17.      WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

8.18.      Counterparts.  This Security Agreement may be executed in any number of counterparts, including in electronic .pdf format, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart.  Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement.  All notices, approvals, consents, requests and any communications hereunder must be in writing, provided that any communications sent to the Collateral Agent hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Collateral Agent by the authorized representative), in English.  Each Grantor and Secured Party agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Collateral Agent, including without limitation the risk of Collateral Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.

ARTICLE IX
THE COLLATERAL AGENT

9.1.       Barclays Bank PLC is executing this Security Agreement, not in its individual capacity but solely in its capacity as Collateral Agent under that certain Credit Agreement dated as of February 11, 2021.  Barclays Bank PLC has been appointed Collateral Agent for the Secured Parties hereunder pursuant to Article IX of the Credit Agreement.  It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Collateral Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Collateral Agent pursuant to the Credit Agreement, and that the Collateral Agent has agreed to act (and any successor Collateral Agent shall act) as such hereunder only on the express conditions contained in Article IX of the Credit Agreement.  In acting hereunder, the Collateral Agent shall be entitled to all the rights, powers, protections, immunities, and indemnities under the Credit Agreement as if the same were set forth herein, mutatis mutandis and shall survive any termination of this Security Agreement.  The permissive rights, benefits and powers granted to the Collateral Agent hereunder shall not be construed as duties.  All discretionary acts hereunder (including the exercise of any remedies) shall be taken by the Collateral Agent pursuant to the terms of the Credit Agreement.  The Collateral Agent shall be entitled to exercise its rights, powers and duties hereunder through agents, experts or designees and shall not be responsible for the acts of any such parties appointed with due care.

9.2.        The Collateral Agent shall not be responsible in any manner whatsoever for and makes no representation as to the validity or sufficiency of this Security Agreement or for or in respect of the recitals contained herein, all of which recitals are made solely by the applicable Grantor.

9.3.       The powers conferred on the Collateral Agent hereunder are solely to protect its security interest in the Collateral.  Notwithstanding any provision contained in this Security Agreement, the Collateral Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it hereunder and shall not be responsible to any Grantor or any other Person for any failure to do so or delay in doing so.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty or liability as to any Collateral or as to the taking of any necessary steps to exercise or preserve any rights against prior parties or any other rights, privileges or powers pertaining to any Collateral.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.  Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.04 of the Credit Agreement.

9.4.       The Collateral Agent shall not be responsible for or make any representation as to the existence, genuineness, value or protection of any Collateral, for the legality, effectiveness or sufficiency of any Security Document, or for the creation, perfection, priority, sufficiency or protection of any Liens.  The Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting, monitoring or maintaining the perfection of any Lien or security interest in the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise maintaining the Collateral.  It is expressly agreed, to the maximum extent permitted by applicable law, that the Collateral Agent shall have no responsibility for taking any action to protect against any diminution in value of the Collateral, but, in each case (A) subject to the requirement that the Collateral Agent may not act or omit to take any action if such act or omission would constitute gross negligence or willful misconduct and (B) the Collateral Agent may do so and all expenses reasonably incurred in connection therewith shall be part of the Secured Obligations.

9.5.        Nothing in this Security Agreement constitutes the Collateral Agent as an agent, trustee or fiduciary of the Company or any Grantor or as trustee or fiduciary for the Secured Party under the Credit Agreement.  The relationship between the Collateral Agent and the Secured Parties is that of principal and agent only. The Collateral Agent is not responsible or liable for the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Company, any Grantor or any other Person in or in connection with the Credit Agreement, this Security Agreement or any other Loan Document or the transactions contemplated herein or therein or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with the Credit Agreement, this Security Agreement or any other Loan Document.

9.6.         The protections afforded to the Collateral Agent pursuant to this Article IX shall be in addition to, and not in limitation of, any related provisions set forth in the Credit Agreement.

 [Signature Pages Follow]

IN WITNESS WHEREOF, the Grantors and the Collateral Agent have executed this Security Agreement as of the date first above written.

GRANTORS:

TURNING POINT BRANDS, INC.

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

NORTH ATLANTIC TRADING COMPANY, INC

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

NORTH ATLANTIC OPERATING COMPANY, INC

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

NORTH ATLANTIC CIGARETTE COMPANY, INC

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

TURNING POINT BRANDS, LLC

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

 [Signature Page to Security Agreement]

NATIONAL TOBACCO FINANCE, LLC

By:	/s/ Brittani Cushman

Name: Brittani Cushman

Title: Senior Vice President, General Counsel and Secretary

INTREPID BRANDS, LLC

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

TPB BEAST LLC

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

TPB INTERNATIONAL, LLC

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

TPB SHARK, LLC

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

NU-X VENTURES, LLC

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

 [Signature Page to Security Agreement]

NU-TECH HOLDINGS LLC

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

SOUTH BEACH HOLDINGS LLC

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

NU-X DISTRIBUTION LLC

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

NORTH ATLANTIC WRAP COMPANY LLC

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

TPB SERVICES LLC

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

NATIONAL TOBACCO COMPANY, LP

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

RBJ SALES, INC.

By:	/s/ Brittani Cushman

Name: Brittani Cushman
Title: Senior Vice President, General Counsel and Secretary

 [Signature Page to Security Agreement]

Collateral Agent:

BARCLAYS BANK PLC, as Collateral Agent

By:	/s/ Christopher M. Aitkin
Name:	Christopher M. Aitkin
Title:	Vice President

 [Signature Page to Security Agreement]

EXHIBIT A

Type and Jurisdiction of Organization, and Principal Location

EXHIBIT B

Deposit Accounts and Securities Accounts

EXHIBIT C

Commercial Tort Claims

EXHIBIT D

Intellectual Property, Filing Requirements

EXHIBIT E

Pledged Collateral

EXHIBIT F

Title, Perfection, Priority

EXHIBIT G

Amendment

This Amendment, dated ________________, ___ is delivered pursuant to Section [4.2] [4.6] of the Security Agreement referred to below.  All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement.

RECITALS

Section 1.            [Additional Collateral].  The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct.  The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated ____________ __, 20[●], between the undersigned, as the Grantors, and Barclays Bank PLC, as the Collateral Agent (as amended or modified from time to time prior to the date hereof, the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in the Security Agreement.

Section 2.            CHOICE OF LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.           CONSENT TO JURISDICTION.  EACH PARTY TO THIS AMENDMENT HEREBY IRREVOCABLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE SECURITY AGREEMENT OR ANY OTHER [SECURITY DOCUMENT] AND EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

Section 4.            WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE SECURITY AGREEMENT, ANY OTHER [SECURITY DOCUMENT] OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 5.          Counterparts.  This Amendment may be executed in any number of counterparts, including in electronic .pdf format, all of which taken together with the Security Agreement, shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  All notices, approvals, consents, requests and any communications hereunder must be in writing, provided that any communications sent to the Collateral Agent hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Collateral Agent by the authorized representative), in English.  Each Grantor hereto agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Collateral Agent, including without limitation the risk of Collateral Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.

By:
Name:
Title:

SCHEDULE  I TO AMENDMENT

COMMERCIAL TORT CLAIMS

Name of Grantor	Description of Claim	Parties	Case Number; Name of Court where Case was Filed